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                              Janus Adviser Series
                            Janus Adviser Forty Fund
                            Janus Adviser Orion Fund

                       Supplement dated November 28, 2007
                      to Currently Effective Prospectuses

Effective January 1, 2008, this supplement expires.

Effective through December 31, 2007, SCOTT W. SCHOELZEL is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994. Mr. Schoelzel holds a Bachelor of Arts degree in Business from Colorado College.

Effective through December 31, 2007, RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund, which he has managed since inception. Mr. Sachs was Portfolio Manager of Janus Adviser Small-Mid Growth Fund from August 2005 to February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

                Please retain this Supplement with your records.